DEBT	12 Months Ended
Dec. 31, 2024
DEBT
DEBT

9.DEBT

The short-term and long-term debt as of December 31, 2023 and 2024 were as follows:

	As of December 31,
	2023	2024
Short-term debt:
Long-term bank borrowings, current portion	125	791
Short-term bank borrowings	329	38
Convertible senior notes, current portion	3,537	—
FF&E liability, current portion	58	51
Total	4,049	880

Long-term debt:
Long-term bank borrowings, non-current portion	1,050	730
Convertible senior notes, non-current portion	—	3,594
FF&E liability, non-current portion	199	209
Others	16	13
Total	1,265	4,546

Bank borrowings

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. The EUR70 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and EURIBOR or one-year benchmark LPR. The margin for each loan depends on the currency of loan, a loan denominated in EUR means 1.55% per annum and a loan denominated in RMB means -0.15% to -0.2% per annum. There are some financial covenants including interest cover, leverage and book equity related to this facility. The Group was fully in compliance with the amended covenants for the years ended December 31, 2023 and 2024. In 2022, the Group had drawn down EUR220 million, RMB equivalent of EUR110 million and EUR70 million under the facility agreement, among which, the Group repaid EUR220 million, RMB equivalent of EUR6 million and EUR70 million for the year ended December 31, 2023 and repaid RMB equivalent of EUR5 million for the year ended December 31, 2024. As of December 31, 2023 and 2024, the interest rate of borrowings drawn under this agreement was 3.35% and 3.15%, respectively.

In March 2024, the Group entered into a five-year syndicated loan contract with facility amount of RMB400 expiring in March 2029. As of December 31, 2024, buildings with a net book value of RMB510 and land use rights with a net book value of RMB69 were pledged as collateral for the loan. The loan is intended for the operation of headquarters buildings and refinancing existing obligations. The interest rate resets every year, and is based on the People’s Bank of China one-year benchmark LPR minus 55 basis points on the pricing date. There are some financial covenants including revenue and profit related to this facility. The Group was fully in compliance with the covenants for the year ended December 31, 2024. In 2024, the Group had drawn down RMB340 under the facility agreement and repaid RMB15. As of December 31, 2024, the outstanding loan amount was RMB325. As of December 31, 2024, the interest rate of borrowings drawn under this agreement was 2.90%.

Convertible Senior Notes due 2026

On May 12, 2020, the Company issued US$450 million Convertible Senior Notes (the “2026 Notes”). On May 26, 2020, the Company issued an additional US$50 million in aggregate principal amount of the 2026 Notes pursuant to the exercise in full by the initial purchasers of an option to purchase additional notes. The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The Company accounted for the 2026 Notes as a single instrument. Issuance costs related to the 2026 Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the 2026 Notes, and is amortized over the period from May 12, 2020, the date of issuance, to May 1, 2024, the first put date of the 2026 Notes, using the effective interest method.

During the year ended December 31, 2023, RMB0.01 of the 2026 Notes had been converted into 24 ADSs upon the holders’ request. As of December 31, 2023, the Group reclassified the 2026 Notes as short - term debt as the 2026 Notes holders have a put option which can be exercised within one year. After May 1, 2024, the Group reclassified the 2026 Notes as long-term debt as the put option was not exercised.

Debt Maturities

The contractual maturities of the Group’s debt as of December 31, 2024 were as follows:

Year Ending December 31,	Principal Amounts
2025	880
2026	4,057
2027	222
2028	153
2029	37
Thereafter	77
Total	5,426